EXHIBIT 99.2
                           ABS Term Sheets provided by
                          FTN Financial Capital Markets


                  FIRST HORIZON ALTERNATIVE MORTGAGE SECURITIES
                                 FHAMS 2005-FA1

                                                         COMBINED POOL
               PRICING DATE                                12/8/2004
               CLOSING DATE                                1/28/2004
               PROJECTED POOL BALANCE                    307,000,000
               AAA UNDERWRITER
               SUBORDINATE UNDERWRITER
               AAA RATING AGENCIES              S&P, Moody's, or Fitch (2 of 3)
               SUB RATING AGENCY                S&P, Moody's, or Fitch (1 of 3)


                                  ESTIMATED SUBORDINATE BONDS
  ESTIMATED
  COMBINED        (%)    CLASS     BALANCE    WAC PT 5.5/5     WAC PT 5.75/5
  --------      -----    -----     -------    ------------     -------------
   5.25         94.75
   2.90          2.35      B1     7,214,500     5.456%            5.684%
   1.90          1.00      B2     3,070,000     5.456%            5.684%
   1.30          0.60      B3     1,842,000     5.456%            5.684%
   0.75          0.55      B4     1,688,500     5.456%            5.684%
   0.30          0.45      B5     1,381,500     5.456%            5.684%
      0          0.30      B6       921,000     5.456%            5.684%
                 ----               -------     -----             -----
                 5.25            16,117,500     5.456%            5.684%


STRUCTURE                        ALL SUBORDINATE BONDS ARE CROSS-COLLATERALIZED
EST. SUBORDINATION               5.25%       +/- .50%

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                                                          COLLATERAL PROJECTIONS

            30YR JUMBO FIXED RATE LOANS                                          15YR JUMBO FIXED RATE LOANS
5.50 COUPON                             ESTIMATED         STIPS       5.0 COUPON                              ESTIMATED      STIPS
-----------                             ---------         -----       ----------                              ---------      -----

Total 30yr loans                       280,000,000        +/- 5%      Total 15yr loans                        27,000,000      +/- 5%
Est. PO - Retained by FHHLC              1,775,824                    Est. PO - Retained by FHHLC                457,423
"AAA" Amount @                5.25%  $ 263,524,176        +/- 5%      "AAA" Amount @                5.25%   $ 25,125,077      +/- 5%
AAA Coupon                                    5.50%                   AAA Coupon                                    5.00%
   5.75 COUPON
Total 30yr loans                       280,000,000        +/- 5%
Est. PO - Retained by FHHLC              9,737,610
"AAA" Amount @                5.25%  $ 255,562,390        +/- 5%
AAA Coupon                                    5.75%

Gross WAC                                     6.09%        +-.05      Gross WAC                                     5.50%     +-.10%
Wtd Avg Servicing Fee                        0.375%          min      Wtd Avg Servicing Fee                        0.375%        min
WAC Range                                    237.5       300 max      WAC Range                                    212.5     250 max

WAM                                            358           +-2      WAM                                            178         +-2
---                                                                   ---
Longest Maturity                               360                    Longest Maturity                               180
Shortest Maturity                              240                    Shortest Maturity                              119

WA LTV                                        70.3%       +/- 5%      WA LTV                                        62.0%     +/- 5%
------                                                                ------
Highest LTV                                   95.0%                   Highest LTV                                   90.0%
Lowest LTV                                    17.1%                   Lowest LTV                                    10.0%
**All loans over 80% have PMI                                         **All loans over 80% have PMI

WA FICO                                        714          +-15      WA FICO                                        721        +-15
-------                                                               -------
Highest Fico                                   810                    Highest Fico                                   817
Lowest Fico                                    621                    Lowest Fico                                    621

AVERAGE LOAN BALANCE                       199,903      +-$25000      AVERAGE LOAN BALANCE                       158,570    +-$25000
--------------------                                                  --------------------
Highest Balance                          1,200,000                    Highest Balance                          1,000,000
Lowest Balance                              40,000                    Lowest Balance                              37,878
% Conforming                                  73.0%                   % Conforming                                  81.0%

FULL DOC                                      40.8%      +/- 10%      FULL DOC                                      24.3%    +/- 10%
--------                                                              --------
Stated Income                                 29.4%                   Stated Income                                 35.6%
No Ratio                                      10.1%                   No Ratio                                      16.0%
NINAE                                         19.3%                   NINAE                                         23.8%
NINA                                           0.3%                   NINEWA                                         0.3%
SISA                                           0.1%

SINGLE FAMILY/PUD                             86.1%      +/- 10%      SINGLE FAMILY/PUD                             87.2%    +/- 10%
-----------------                                                     -----------------
2-4 Unit                                       8.3%                   2-4 Unit                                       9.0%
Condo (Low Rise)                               4.2%                   Condo (Low Rise)                               3.9%
Condo (High Rise)                              1.4%                   Condo (High Rise)                              0.0%

OWNER OCCUPIED                                75.8%      +/- 10%      OWNER OCCUPIED                                70.7%    +/- 10%
--------------                                                        --------------
Investor                                      20.6%                   Investor                                      22.0%
Second Home                                    3.7%                   Second Home                                    7.3%

TOP 5 STATES                                                          TOP 5 STATES
------------                                                          ------------
California                                    18.5% 25% max           California                                    12.4%    20% max
Maryland                                       8.0%                   Maryland                                      10.7%
Arizona                                        5.7%                   N. Carolina                                    7.2%
Washington                                     5.6%                   Florida                                        6.9%
Florida                                        4.9%                   Oregon                                         5.0%

LOAN TYPE                                                             LOAN TYPE
---------                                                             ---------
Fully Amortizing                              71.6%                   Fully Amortizing                              93.6%
Prepay Penalty                                 1.6%                   Prepay Penalty                                 6.4%
Interest Only                                 26.8%                   Interest Only                                  0.0%


                                                    ESTIMATED SUBORDINATION                              5.25%    +-.50
                                                    15 AND 30 YEAR CROSS COLLATERALIZED


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